UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

November 14, 2017

Date of Report

(Date of Earliest Event Reported)

ENCOMPASS HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-82608	95-4756822
(State or other jurisdiction of incorporation(	(Commission File No.)	(IRS Employer I.D. No.)

310 California Ave., #554

Reno, Nevada 89509

(Address of principal executive offices)

(415) 259-4108

Registrant's telephone number

31972 Castlewood Court

Breezy Point, MN 56472

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective immediately, Mark Miller resigned as President, CEO and Sole Board Member of Encompass Holdings, Inc.

Effective immediately, J. Scott Webber will be reappointed as President, CEO and Sole Board Member of Encompass Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Encompass Holdings, Inc., a Nevada corporation

Date:  November 14, 2017

/s/ Mark Miller

Mark Miller, President, CEO and sole board member

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